Going Concern and Management's Plans	12 Months Ended
Dec. 31, 2015
Going Concern and Management's Plans [Abstract]
Going Concern and Management's Plans

2. Going Concern and Management’s Plans

The Company reported a loss of $1.3 million for the year ended December 31, 2015. On December 31, 2015, the Company’s accumulated deficit amounted to $14.7 million. The Company’s convertible note payable with a principal amount outstanding of $3 million matures on February 13, 2017. These matters raise substantial doubt about the Company’s ability to continue as a going concern.

The Company needs to raise additional capital in order to sustain its operations while continuing the longer term efforts contemplated under its business plan. The Company cannot provide any assurance that it will raise additional capital. Management believes that the Company has access to capital resources through possible public or private equity offerings, debt financings, corporate collaborations or other means; however, the Company has not secured any commitment for new financing at this time nor can it provide any assurance that new financing will be available on commercially acceptable terms, if at all. If the Company is unable to secure additional capital, it may be required to take additional measures to reduce costs in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations. The accompanying financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern.